UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2011

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32505 (Commission File Number)	34-2037221 (I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

On December 15, 2011, the Audit Committee of the Board of Directors of TransMontaigne GP L.L.C. (“TransMontaigne GP”) dismissed KPMG LLP from its engagement as the principal accountant to audit the financial statements of TransMontaigne Partners L.P. (“Partners”).  TransMontaigne GP is the general partner of Partners.  On December 7, 2011, KPMG LLP communicated to Partners that KPMG LLP did not meet the independence standards of applicable regulatory agencies with respect to Partners as a result of services provided by KPMG LLP to Morgan Stanley and certain of its affiliates outside of the TransMontaigne group.  Because Morgan Stanley indirectly owns and controls TransMontaigne GP L.L.C., which, in turn, controls Partners, the services provided by KPMG LLP to other entities in the Morgan Stanley Group has caused KPMG LLP to be in violation of the independence rules with respect to Partners.  The Audit Committee of TransMontaigne GP is working to evaluate the independence of alternate auditors, with a view to engaging a new principal accountant as quickly as reasonably practical.

During the fiscal years ended December 31, 2009 and December 31, 2010 and the subsequent interim period through December 15, 2011, there were no disagreements with KPMG LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion on the subject matter of the disagreement or reportable events within the meaning of Item 304(a)(1) of Regulation S-K.

The audit reports of KPMG LLP on the consolidated financial statements and internal control over the financial reporting of Partners for the fiscal years ended December 31, 2009  and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K of the Securities and Exchange Commission (“SEC”), Partners provided KPMG LLP with a copy of the foregoing disclosures and requested that KPMG LLP furnish it with a letter addressed to the SEC stating whether or not KPMG LLP agrees with the above statements.  A copy of such letter, dated December 20, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
16.1	KPMG LLP letter dated December 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C.,
its general partner

Date: December 20, 2011	By:	/s/ Frederick W. Boutin
Frederick W. Boutin
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description of Exhibit
16.1	KPMG LLP letter dated December 20, 2011.